Other operating income and expenses - Schedule of other operating income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Other Operating Income [Abstract]
Gain from Business Combination	$ 490,530	$ 0	$ 0
Gain from Exports Increase Program	4,961	45,201	81,232
Other income	17,302	8,926	8,492
Gain related to the transfer of conventional assets	0	0	89,659
Gain from farmout agreement	0	0	24,429
Total other operating income	$ 512,793	$ 54,127	$ 203,812